Exhibit 10.5

THIS INSTRUMENT PREPARED BY
AND WHEN RECORDED MAIL TO:

Milbank LLP
55 Hudson Yards
New York, NY 10001

Attention:  Kevin J. O’Shea, Esq.

(Space Above For Recorder’s Use)

THE MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE RECORDING TAX PURPOSES IS $72,112,500.

FIRST PRIORITY DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT

From

GREEN PLAINS OBION LLC,
as Trustor

To

MARK A. ROSSER,
as Trustee

For the Benefit of

Wilmington Trust, National Association,

in its capacity as Trustee for the Holders,

as Beneficiary

_______________________________________

Dated as of: February 9, 2021

Property:  2098 McDonald Road, Rives, TN 38523

County: Obion

THIS INSTRUMENT IS ALSO A UNIFORM COMMERCIAL CODE FINANCING STATEMENT WHICH IS BEING FILED AS A FIXTURE FILING IN ACCORDANCE WITH T.C.A § 47-9-502(C).  TRUSTOR IS THE RECORD OWNER OF THE REAL PROPERTY. THE COLLATERAL IS DESCRIBED HEREIN, SOME OF WHICH IS OR MAY BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN.  THE NAMES AND ADDRESSES OF THE DEBTOR (“TRUSTOR” HEREIN) AND SECURED PARTY (“BENEFICIARY” HEREIN) ARE SET FORTH HEREIN.

PURSUANT TO TENN. CODE ANN. § 47-28-104, NOTICE IS HEREBY GIVEN THAT THIS DEED OF TRUST SECURES OBLIGATORY ADVANCES AS DEFINED BY TENNESSEE LAW AND THE ADVANCES MADE HEREUNDER ARE SOLELY FOR COMMERCIAL PURPOSES. THE TERM “OBLIGATORY ADVANCE” HAS THE SAME MEANING AS USED IN TENN. CODE ANN., §47-28-101.

DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING

This DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (this “Deed of Trust”) is made as of February 9, 2021, by GREEN PLAINS OBION LLC, a Delaware limited liability company, having an address at c/o Green Plains, Inc., 1811 Aksarben Drive, Omaha Nebraska, 68106 (“Trustor”), to MARK A. ROSSER (“Trustee”), for the benefit of Wilmington Trust, National Association, having an address at 1100 N. Market Street, Wilmington, Delaware 19890, as trustee for the Holders (as defined in the Indenture (as defined below)) (in such capacity, together with its successors and assigns, “Beneficiary”).

W I T N E S S E T H:

WHEREAS, as of the date hereof, Green Plains SPE LLC, a Delaware limited liability company (“Issuer), has issued those certain Junior Secured Mezzanine Notes due 2026 (the “Initial Notes” and, together with any PIK Notes, collectively, the “Notes”), pursuant to that certain Indenture, dated as of the date hereof, by and among Issuer, as issuer, Green Plains, Inc., an Iowa corporation (“Guarantor”) and Beneficiary (as the same may be amended, supplemented, replaced or otherwise modified from time to time, the “Indenture”);

WHEREAS, Guarantor is the owner, directly or indirectly, of all of the Equity Interests in Issuer and Issuer is the direct owner of all of the Equity Interests in Trustor, and, accordingly, Trustor shall receive substantial benefits from the transactions evidenced by the Indenture (collectively, the “Transaction”);

WHEREAS, Trustor has agreed to execute and deliver this Deed of Trust to secure the payment and performance of the Obligations; and

WHEREAS, all capitalized terms used herein, but not defined herein, shall have the respective meanings ascribed thereto in the Indenture.

NOW THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the Obligations, Trustor does hereby irrevocably transfer, grant, convey, assign, and warrant to Trustee,  IN TRUST, WITH POWER OF SALE, for the benefit of Beneficiary, all of Trustor’s present and future estate, right, title and fee title interest in and to that certain real property located in Obion County, State of Tennessee and as more particularly described in Exhibit B attached hereto and made a part hereof, together with all right, title, interest and estate of Trustor, in and to all easements, rights‑of‑way, gaps, strips and gores of land, streets, ways, alleys, sewers, sewer rights, waters, water courses, water rights, privileges, licenses, tenements, hereditaments and appurtenances whatsoever, in any way appertaining to said real property, whether now owned or hereafter acquired by Trustor, and the reversion(s), remainder(s), possession(s), claims and demands of Trustor in and to the same, and the rights of Trustor in and to the benefits of any conditions, covenants and restrictions now or hereafter affecting said real property (collectively, the “Land”), together with all estate, right, title and interest that Trustor now has or may hereafter acquire in:

(1)all things now or hereafter affixed to the Land, including, all buildings, mobile homes, structures and improvements of every kind and description now or hereafter erected or placed thereon, further including all building systems and equipment and machinery related to buildings and/or improvements on the Land, and any equipment required to operate the Land or the Improvements for the uses permitted under the Note Documents (as opposed to the equipment owned and used by Trustor in the conduct of its business operating on the Land), whether now owned or hereafter acquired, and further including without limitation:

(a)pneumatic systems, piping, sprinklers and related equipment, leasehold improvements, furnaces, radiators, oil burners, pipes, heating and electrical equipment and appliances, fans, thermostats, draperies, shades, awnings, mirrors, screens, screen doors, blinds, basins, faucets, pipes and other plumbing fixtures and equipment, wires, gas and electric fixtures, sprinkler systems, motors, generators, installed cabinets, incinerators, lawn plants and shrubbery, canopies, speaker boxes, gas and electric fixtures, scales, fans, fuel tanks, motors that are attached to or constitute part of any of the other assets described herein, dryers, hoists, engines that are attached to or constitute part of any of the other assets described herein, meters, elevators, conveyors that constitute part of the buildings, controlled atmosphere equipment and/or systems, cooling and refrigeration equipment, packing and sorting lines, tanks, metering equipment, compressors, cooling towers, refrigerant storage tanks, pipes, coils, controls, valves, vessels, dock levelers, condensers, receivers, coolers, purgers, pumps, air compressors, refrigerants, blowers, radiators, boilers, transformers and related transmission and safety facilities, heating fixtures and systems, signs, carpeting and other floor coverings, water heaters, air-conditioning and ventilation apparatus and systems; and

(b)to the extent not otherwise described above, all affixed storage, refrigeration, and controlled atmosphere facilities on the Land, including, without limitation, all refrigeration equipment affixed to buildings or utilized as an integral part of the operations of the buildings or controlled atmosphere facilities on the Land

(including, without limitation, all pumps, motors, compressors, condensers, evaporators, generators/burners, electrical panels and related support equipment), affixed hydro‑cooling facilities and equipment, controlled atmosphere operating and monitoring equipment, affixed tanks (whether dump, chemical dip, water holding or any other type), affixed truck scales and related affixed equipment, computers and all hardware and software therefore to the extent used or usable in operating and monitoring controlled atmosphere operations, pumps, all atmospheric monitoring equipment (including, without limitation, ammonia detectors, oxydrains, scrubbers and temperature monitors), which are or shall be attached to, or used for the operation or maintenance of, said buildings, structures or improvements, or which are or shall be located in, on or about the Land, or which, wherever located (including, without limitation, in warehouse or other storage facilities or in the possession of or on the Property of vendors or manufacturers thereof), are used or intended to be used in or in connection with the construction, fixturing, equipping, furnishing, use, transportation of personal property to or from, operation or enjoyment of the Land or the improvements thereon, including without limitation all improvements, betterments, renewals, renovations, replacements, repairs, additions, accessions or substitutions or proceeds thereto or therefor, all of the foregoing items and property described in this clause (1), whether now or hereafter placed on the Land being hereby declared to be real property and herein collectively referred to as the “Improvements”;

(2)all rents, royalties, revenue, issues, profits, proceeds and other benefits from any and all of the Land and/or Improvements, subject, however, to the right, power and authority hereinafter conferred upon Beneficiary or reserved to Beneficiary to collect and apply such income, rents, royalties, revenue, issues, profits and proceeds and other benefits;

(3)all deposits made with respect to the Land and/or Improvements, including, but not limited to, any security given to utility companies by Trustor, and all advance payments of insurance premiums made by Trustor with respect thereto and all claims or demands relating to such deposits, other security and/or such insurance;

(4)all damages, royalties and revenue of every kind, nature and description whatsoever that Trustor may be entitled to receive, either before or after any Event of Default, from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Land, with the right in Beneficiary to receive and apply the same to the Obligations (as hereinafter defined);

(5)all proceeds and claims arising on account of any damage to, or Condemnation (as hereinafter defined) of, the Land and/or Improvements or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of the Land and/or Improvements;

(6)all permits, licenses (including, but not limited to, any operating licenses or similar licenses), options, contracts, management contracts or agreements, warehouse and similar operating or servicing agreements, leases and subleases of personal or real property (collectively, the “Leases”), including without limitation any and all purchase options or rights of first refusal to purchase the Land and any greater title obtained in connection therewith, guaranties, warranties, franchise agreements, permits, authorities or certificates, required or relating to the ownership, use, operation or maintenance of the Land and/or Improvements, and all rents, issues, profits, sale proceeds, deposits, reimbursements, extension, assignment and termination fees, non-renewal fees, interest, late fees, insurance proceeds, condemnation awards, escrowed funds and damages owed or becoming owed to any Trustor thereunder (“Rents”);

(7)all names under or by which the Land and/or Improvements may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, and all trademarks, trade names, brand names, labels, patents pending and goodwill relating to the Land and/or Improvements and rights necessary for the ownership, use, operation and maintenance of the Land and Improvements as constructed, and for the use of all processes, technology and proprietary information related thereto; and

(8)all products, proceeds, appurtenances to, additions, substitutions and replacements of the foregoing.

The Land and all of the property described in the foregoing clauses (1) through (8) shall be collectively referred to herein as the “Real Property.”

Trustor, as debtor, grants to Beneficiary, as secured party, a security interest in any and all personal property, including all goods, equipment, intangibles and other portions of the Real Property that may be construed to be personal property whether now existing or hereafter acquired, now or at any time hereafter attached to, erected upon, situated in or upon, forming a part of, appurtenant to, used or useful in the construction or operation of, or in connection with, or arising from the use or enjoyment of all or any portion of, or from any Lease or other agreement pertaining to, the Real Property, including without limitation:

(A)all water rights appurtenant to the Real Property together with all pumping plants, pipes, flumes and ditches, all rights to the use of water, all rights in ditches for irrigation, all water stock, shares of stock or other evidence of ownership of any part of the Real Property that is owned by Trustor in common with others and all documents of membership in any owners’ or members’ association or similar group having responsibility for managing or operating any part of the Real Property;

(B)all plans and specifications prepared for construction of the Improvements and all studies, data and drawings related thereto; and all contracts and agreements of Trustor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings, or to the construction of the Improvements;

(C)all equipment, machinery, fixtures and goods to the extent described constituting Real Property hereunder (and all Leases pursuant to which Trustor leases any of the foregoing);

(D)all sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into with respect to the sale to any purchasers of any part of the Real Property, together with all deposits and other proceeds of the sale thereof to the extent they relate to the Real Property or Personal Property;

(E)all of the equipment (including all operating software) of Trustor, now owned or hereinafter acquired (collectively referred to as the “Processing Equipment”) to the extent that the same is permanently located (other than removed for repair) on the Land and/or Improvements and used as an integral part or system in the operation of packing, processing, grading or sorting lines (whether fruit or other products): apparatus, fixtures, equipment, machinery, furniture, furnishings, appliances, systems, building materials, bin handling equipment (whether stackers, dumps, tracks, feeds, accumulator or other bin handling equipment), elevators, motors, chains, eliminators, fruit washers, pre‑sorting and sorting tables (whether motorized or not), dryers, blowers, heat lamps, wax applicators, sprayers, conveyor lines, sizers, strappers, strapping tools, case sealers, glue machines, box stampers, shakers, scales, box fillers, box‑folding machines, baggers, bagging tables, label machines, defrost pumps, flumes, washing brushes, circulating pumps, brush fruit drying and polishing sections, drying tunnels, accumulators, stitchers, controllers, cleaner pumps, glyco‑coolers, generators, separators, chain eliminators, track, dumper hoppers and water dumps, cutting tables, fungicide baths, filling stations, and all of Trustor’s rights and interest, as lessee, under any Leases pursuant to which Trustor leases from third parties any equipment of the nature described hereinabove; and identifiable proceeds (including, without limitation, insurance and condemnation proceeds) of Processing Equipment (which does not include bins or lift trucks), but in all events excluding any rolling stock of Trustor;

(F)all additions, substitutions, replacements, products and proceeds of any of the foregoing, including, without limitation, proceeds of any voluntary or involuntary disposition or claim respecting any of the foregoing (pursuant to judgment, condemnation award or otherwise) and all goods, documents, general intangibles, investment property, chattel paper and accounts, wherever located, acquired with cash proceeds of any of the foregoing or proceeds thereof; and

(G)all identifiable cash and noncash proceeds of any of the foregoing, including, without limitation, proceeds of any voluntary or involuntary disposition or claim respecting any of the foregoing (pursuant to judgment, condemnation award or otherwise).

All of the property described in the foregoing clauses (A) through (G) shall be collectively referred to herein as the “Personal Property.”  The Real Property and the Personal Property shall be collectively referred to herein as the “Property.”

TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, for and on behalf of Beneficiary and to the use and benefit of Beneficiary, Trustee and the successors and assigns of Beneficiary and Trustee, forever; and Trustor covenants that Trustor is lawfully seized and possessed of the Property as aforesaid, and has good right to convey the same, that the same is unencumbered except for the Permitted Exceptions defined herein, and that Trustor does warrant and will forever defend the title thereto against the claims of all persons whomsoever, except as to such Permitted Exceptions;

PROVIDED,  HOWEVER, that if Trustor shall pay and perform (or cause to be paid and performed) in full the Obligations, at the times and in the manner stipulated in the Note Documents, and shall keep, perform and observe all and singular the covenants and promises of Trustor in the Note Documents, then this Deed of Trust and the estate hereby granted, encumbered, transferred or assigned shall cease, terminate and be void, and Beneficiary or Trustee shall execute and deliver to Trustor such documents as shall be reasonably necessary to evidence the release of record of the lien of this Deed of Trust.

TRUSTOR HEREBY COVENANTS AND AGREES FOR THE BENEFIT OF BENEFICIARY AND TRUSTEE AS FOLLOWS:

ARTICLE I
COVENANTS, REPRESENTATIONS AND WARRANTIES

1.01PERFORMANCE BY TRUSTOR.  Trustor shall timely pay and perform all of the Obligations applicable to Trustor (including, for the avoidance of doubt, each of the Obligations that Issuer agreed in any Note Documents to cause Trustor to pay and perform).

1.02WARRANTY OF TITLE.  Trustor warrants that it is lawfully seized of that portion of the Property which constitutes real property, that it holds marketable and indefeasible fee simple absolute title to same, and that it has good right and is lawfully authorized to sell, convey or encumber the Property subject only to those specifically enumerated matters set forth in Schedule B Part I of the Beneficiary’s title insurance policy issued as of even date herewith insuring the priority of the Lien of this Deed of Trust (the “Permitted Exceptions”).  Trustor further covenants to warrant and forever defend all and singular the Property unto Beneficiary and Trustee forever from and against all persons whomsoever claiming the same or any part thereof or interest therein.

1.03TAXES, LIENS AND OTHER CHARGES.  Trustor shall pay and discharge (or cause the applicable PropCo to pay and discharge) all (i) taxes, assessments and governmental charges or levies imposed upon it, and its income or profits or its properties, including all real estate taxes and assessments and any taxes or assessments imposed or assessed in lieu of or in substitution for any of the foregoing (collectively, “Taxes”) and (ii) maintenance charges, amounts due under any Property Documents and any other charges arising or accruing with respect to any Property as well as all other lawful claims and liabilities of any kind (including claims and liabilities for labor, materials and supplies) which, if unpaid, might by law or otherwise become or give rise to a Lien upon any Property or any other property of any Obligor Party (including, for the avoidance of doubt, any Property) (collectively “Other Charges”), in each case, prior to delinquency.  Not later than the date on which any Taxes would become delinquent, Trustor shall deliver to Beneficiary official receipts of the appropriate taxing authority, or such other evidence as may be reasonably satisfactory to Beneficiary evidencing the payment thereof in full.  Notwithstanding the foregoing, if Trustor shall in good faith, and by appropriate legal proceedings, contest any Taxes or Other Charges, and shall have deposited cash with Beneficiary (or as Beneficiary may direct) as a reserve for the payment thereof together with all fines, interest, penalties and costs which may become due pending the pendency of such contest, in such amounts as Beneficiary may require, then Trustor shall not be required to pay the applicable Taxes or Other Charges during the maintenance of such deposit and provided that such contest (A) operates to prevent the enforcement or collection of the applicable Taxes or Other Charges against, or the sale or forfeiture of, the Property for the non-payment thereof, (B) is prosecuted with due diligence and continuity, and (C) shall not have been terminated or discontinued adversely to Trustor.  Upon the termination of any such proceeding or contest, Trustor shall pay the amount of such Taxes or any applicable portion thereof that is, in each case, finally determined in such proceeding or contest to be due and owing; provided,  however, that if funds have been deposited with Beneficiary in respect of any such contest or proceeding in accordance with this Section 1.03, such funds shall (so long as no Event of Default exists) be applied toward the payment of such Taxes and the excess (if any) following such application shall be returned to Trustor.

1.04FURTHER TAXES.  In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of the Property, for the purposes of taxation, any Lien thereon or security interest therein, or changing in any way the laws now in force for the taxation of mortgages, deeds of trust and/or security agreements or debts secured by mortgages, deeds of trust and/or security agreements, or the manner of the collection of any such taxes, which has the effect of imposing payment of the whole or any portion of any taxes, assessments or other similar charges against the Property upon Beneficiary, the Obligations shall immediately become due and payable at the option of Beneficiary; provided, however, that such election by Beneficiary shall be ineffective to the extent that, prior to the due date thereof, (i) Trustor is permitted by Applicable Laws (including, without limitation, any such laws applicable to interest rates) to, and actually does, pay such tax or the increased portion thereof (in addition to continuing to pay the Obligations as and when due and payable); and (2) Trustor agrees with Beneficiary in writing to pay, or reimburse Beneficiary for the payment of any such tax or increased portion thereof when thereafter levied or assessed against the Property or any portion thereof.  Any costs and expenses incurred by Beneficiary under this Section 1.04 shall be reimbursed to Beneficiary in accordance with Section 5.04 hereof.

1.05INSURANCE.  The terms and provisions of Section 4.24 of the Indenture are hereby incorporated by reference into this Deed of Trust to the same extent and with the same force as if fully set forth herein.

1.06RESTORATION.  The terms and provisions of 4.25 of the Indenture are hereby incorporated by reference into this Deed of Trust to the same extent and with the same force as if fully set forth herein.

1.07CONDEMNATION.  The terms and provisions of 4.26 of the Indenture are hereby incorporated by reference into this Deed of Trust to the same extent and with the same force as if fully set forth herein.

1.08CARE AND USE OF THE PROPERTY.

(a)Trustor shall, at its sole cost and expense, keep the Property in good order, condition, and repair, and make all necessary repairs thereto, interior and exterior, structural and non-structural, ordinary and extraordinary, and foreseen and unforeseen.  Trustor shall abstain from, and shall not permit, the commission of waste in or about the Property and, except as may be specifically permitted under this Section 1.08, shall not remove, demolish, effectuate any Material Alterations or make any Improvements without the prior written consent of Beneficiary.   Trustor may sell or otherwise dispose of, free from the lien of this Deed of Trust, furniture, furnishings, equipment, tools, appliances, machinery, fixtures, or appurtenances subject to the lien hereof, which may become worn out, undesirable, obsolete, disused or unnecessary for use in the operation of the Property, provided that such sales or transfers are replaced or substituted for the same or other furniture, furnishings, equipment, tools, appliances, machinery, fixtures, or appurtenances that is not necessarily of the same character, but of at least equal value and utility to Trustor and costing not less than the amount realized from the property so sold or otherwise disposed of, which shall forthwith become, without the requirement of any further action by any Person, subject to the Lien of this Deed of Trust, and free and clear of all other liens including without limitation vendor’s liens.  As used in this Deed of Trust, “Material Alterations” means (i) any Alterations that affect the structural integrity of the Property or (ii) any other Alterations at the Property, the aggregate cost of which exceeds Three Hundred Thousand Dollars ($300,000) in any calendar year.

(b)Trustor shall at all times comply with all present and future Requirements with respect to the Property and shall furnish Beneficiary, upon request, proof of such compliance.  Trustor shall not use or permit the use of the Property, or any part thereof, for any illegal purpose.

(c)Beneficiary and Beneficiary’s representatives and designees shall have the right, but not the obligation, to enter the Property upon the terms and conditions set forth in the Indenture.

(d)Trustor shall use, or cause to be used, the Property continuously as and for first-class property of its type and kind as of the date hereof.  Trustor shall not use, or permit the use of, the Property for any other use without the prior written consent of Beneficiary.

(e)Trustor shall not initiate or acquiesce in any change in the zoning classification of and/or restrictive covenants affecting the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a non-conforming use under applicable zoning ordinances or other applicable laws, ordinances, rules or regulations or subject the Property to any restrictive covenants without Beneficiary’s prior written consent.

1.09BOOKS, RECORDS AND ACCOUNTS.  Trustor shall keep and maintain or shall cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP, consistently applied, proper and accurate books, records and accounts reflecting all of the financial affairs of Trustor with respect to all items of income and expense in connection with the operation of the Property, whether such income or expense shall be realized by Trustor or by any other person whatsoever (excepting lessees unrelated to and unaffiliated with Trustor who have leased from Trustor portions of the Property for the purpose of occupying the same).  Beneficiary or its representatives or designees shall have the right from time to time at all times during normal business hours to examine, with respect to the Property, such books, records and accounts at the office of Trustor or such other Person as is then maintaining such books, records and accounts and to make such copies or extracts thereof as Beneficiary may desire.  Beneficiary shall also have the right to discuss Trustor’s affairs, finances and accounts with representatives of Trustor, at such reasonable times as may be requested by Beneficiary.

1.10SUBROGATION.  As additional security hereunder, Beneficiary shall be subrogated to the Lien, although released of record, of any and all encumbrances paid out of the Note Proceeds.  Beneficiary shall, upon making such payment, be subrogated to all of the rights of the applicable Person or body politic receiving such payment.

1.11COLLATERAL SECURITY INSTRUMENTS.  If Beneficiary at any time holds additional security for any obligations secured hereby, then Beneficiary may enforce the terms thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder, and may apply any proceeds thereof to the Obligations in such order as Beneficiary may determine, without affecting the status of or waiving any right to exhaust all or any other security, including the security hereunder, and without waiving any breach or default or any right or power whether exercised hereunder or under any of the other Note Documents, or contained herein or therein, or in any such other security.

1.12SUITS AND OTHER ACTS TO PROTECT THE PROPERTY.

(a)Trustor covenants and agrees to appear in and defend any action or proceeding purporting to affect the Property, any other security afforded by any of the Collateral Documents and/or any interest of Beneficiary thereunder.  Trustor shall immediately notify Beneficiary of the commencement, or receipt of notice, of any such action or proceeding or other matter or claim purporting to, or which could, affect the Property, any other security afforded by any of the Note Documents and/or the interest of Beneficiary thereunder.

(b)Beneficiary shall have the right, at the cost and expense of Trustor, to institute and maintain such suits and proceedings and to take such other actions, as it may deem expedient to preserve or protect the Property, any other security afforded by any of the Collateral Documents and/or Beneficiary’s interest therein.  Any costs and expenses incurred by Beneficiary under this Section 1.12(b).

1.13BENEFICIARY’S RIGHT TO PERFORM TRUSTOR’S OBLIGATIONS.  Trustor agrees that, if Trustor fails to perform any act or to pay any amounts that Trustor is required to perform or pay under the Note Documents, then Beneficiary, at the cost and expense of Trustor and in Trustor’s name and/or in its own name, may (but shall not be obligated to) perform or cause to be performed such act or take such action or pay such amounts.  Any costs and expenses incurred by Beneficiary under this Section 1.13 shall be reimbursed to Beneficiary.

1.14LIENS AND ENCUMBRANCES.  Trustor shall not, without the prior written consent of Beneficiary, create, place or suffer or permit to be created or placed, or through any act or failure to act, allow to remain, any deed of trust, mortgage, security interest, or other lien, encumbrance or charge, or conditional sale or other title retention document, mechanics’ materialmen’s or other Liens against or covering the Property, or any part thereof, in each case, other than the Permitted Encumbrances and the Lien for ad valorem taxes on the Property not yet delinquent, regardless of whether any such Lien is expressly or otherwise subordinate to the Lien and security interests created by this Deed of Trust, and if any such Lien shall attach to or arise with respect to the Property, then Trustor shall promptly (and in all events within ten (10) Business Days discharge and release the same to Beneficiary’s satisfaction).  Trustor shall own all parts of the Property and, except as expressly approved in writing by Beneficiary, shall not acquire any fixtures, equipment or other property forming a part of the Property pursuant to a lease, license, title retention document or other similar agreement.

1.15NOT AGRICULTURAL PROPERTY.  The Real Property is not used principally for agricultural or farming purposes.

1.16TRANSFER OF PROPERTY.  Trustor shall not, voluntarily or by operation of law; (a) sell, contract to sell, partition, convey, pledge, encumber, assign or otherwise hypothecate, dispose of or Transfer all or any part of (or permit or suffer to occur any of the foregoing with respect to) the Property or any direct or indirect interest therein; (b) sell, contract to sell, encumber, assign, merge, dissolve or otherwise hypothecate, dispose or Transfer of (or permit or suffer to occur any of the foregoing with respect to) any Equity Interests in Trustor, including pursuant to a Change of Control, in each case except to the extent that the same is permitted under the express terms of the Indenture.

ARTICLE II

ASSIGNMENT OF RENTS AND LEASES AND OTHER AGREEMENTS
AFFECTING THE PROPERTY

2.01ASSIGNMENT.  In order to further secure payment of the Obligations and the observance, performance and discharge of Trustor’s obligations under the Note Documents, Trustor hereby grants, assigns, transfers and sets over to Beneficiary (a) all Rents, (b) all right, title and interest of Trustor in and to all Leases, and (c) all guaranties, amendments, replacements, extensions, and renewals of the Leases and any of them.

2.02PERFORMANCE OF LEASES.  Trustor shall observe and perform all covenants, conditions, and agreements in any Lease or in any assignment in fact given by Trustor to Beneficiary of any particular Lease on the part of the Trustor or the landlord to be observed and performed thereunder.  Trustor will not, without the prior written consent of Beneficiary, (a) accept any payment of rent or installments of rent (including, without limitation, security deposits) for more than one (1) month in advance, (b) amend, sublease, assign, extend, cancel, abridge, terminate, or modify any Lease, (c) take any action or exercise any right or option which would permit the tenant under any Lease to cancel or terminate any Lease, or (d) permit any Lease to be or become subordinate to any Lien other than the Lien of this Deed of Trust or any Lien to which the Deed of Trust is now or may pursuant to its respective terms become subordinate.  As used in this Deed of Trust, the terms “Lease” and “Leases” shall include, without limitation, all agreements for the management, maintenance, or operation of any part of the Improvements.

2.03ABSOLUTE ASSIGNMENT/LICENSE.  This assignment of Rents and Leases shall be absolute and effective upon execution by Trustor.  Beneficiary grants to Trustor a revocable license to collect Rents under the Leases to the extent that the same are attributable to one (1) month of the unexpired term of the Lease unless and until an Event of Default occurs.  All such Rents shall be collected and held in trust for Beneficiary, but until this license is revoked shall be used to pay the reasonable expenses of owning, maintaining, repairing, operating and renting the Improvements.  Beneficiary shall also have the right to revoke such license and collect Rents under any Leases if and so long as Beneficiary reasonably determines that an Event of Default under the Note Documents is likely to occur and such default will result in any Leases or rental obligations becoming modified, released, compromised or impaired or any rentals becoming improperly collected, waived, attached or embezzled.  Upon exercising this assignment of Rents and Leases, Beneficiary may take possession and control of the Improvements and shall have the sole and exclusive right and authority to manage and operate the same, to collect the Rents, issues, profits and income therefrom, with full power to employ agents to manage the Improvements, and to do all acts relating to such management, including, but not limited to, contracting and paying for such repairs and replacements to the buildings and fixtures, equipment and personal property located therein and used in any way in the operation, use, and occupancy of the Improvements as in the sole judgment and discretion of Beneficiary may be necessary to maintain the same in an operational condition, purchasing and paying for such additional materials and equipment as in the sole judgment of Beneficiary may be necessary to operate and maintain a proper income from the Improvements, employing necessary operational employees, maintenance employees, purchasing fuel, providing utilities and paying for all other necessary expenses incurred in the operation of the Improvements, maintaining adequate insurance coverage over hazards customarily insured against and paying the premiums therefor, and applying the net rents, issues, profits and income so collected from the Improvements, after deducting the cost of collection thereof, which shall include a reasonable management fee for any management agent so employed, against the amount expended for repairs, upkeep, maintenance service, fuel, utilities, taxes, assessments, insurance premiums and such other expenses as it may be necessary or desirable to incur, in the sole discretion of Beneficiary, in connection with the operation of the Improvements, and against interest, principal or other charges which have or which may become due, from time to time, under the terms of the Note Documents.

2.04DELIVERY OF LEASES.  In the event that such an Event of Default under the Note Documents shall have occurred and be continuing, Trustor agrees to endorse and deliver to Beneficiary, all then existing Leases and other agreements relating or pertaining to the operation of the Property.  Without limiting the provisions of the immediately preceding sentence, and whether or not Trustor endorses and/or delivers said Leases and other agreements to Beneficiary, as aforesaid, this assignment of Rents and Leases shall be deemed to be an assignment of all such Leases and other agreements to Beneficiary.  The provisions hereof shall not limit the effect of any assignments of particular Leases and other agreements in fact given to Beneficiary by Trustor.

2.05NO LIABILITY OF BENEFICIARY.  It is further understood that this assignment of Rents and Leases shall not operate to place or impose any responsibility for the control, care, management or repair of the Property upon Beneficiary, nor for the performance of any of the terms and conditions of any Leases or other agreements assigned hereunder, nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Property by the tenants or any other party or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in any loss or injury to any tenant, invitee, licensee, employee or stranger.

2.06NOTIFICATION OF TENANTS.  Beneficiary may, at its option, notify any tenants or other parties of the existence of the assignment of Rents and Leases hereunder.

2.07COSTS AND EXPENSES.  Trustor shall reimburse Beneficiary for all costs, expenses, and attorneys’ fees that Beneficiary incurs in connection with the enforcement of any obligation contained in this assignment of Rents and Leases or the collection of any Rents assigned herein, with or without litigation, including, without limitation, any costs, expenses, and fees incurred: (a) in making demands for and collecting any rents; (b) in any action for rents against Trustor or any tenant; (c) on appeal; (d) in any petition for review; (e) in any arbitration or mediation; (f) in any action contesting or seeking to restrain, enjoin, stay, or postpone the exercise of any remedy in which Beneficiary prevails; (g) in any bankruptcy, probate, receivership or other proceeding involving Trustor; and (h) in connection with all negotiations, documentation, and other actions relating to any work‑out, compromise, settlement or satisfaction relating to this assignment of Rents and Leases.  All such costs, expenses, and fees shall be due and payable upon demand, shall bear interest from the date incurred through the date of collection at the Default Rate stated in the Note Documents, and shall be secured by the Deed of Trust.

2.08SUBORDINATION OF LEASES.  Each Lease shall be absolutely and unconditionally subordinate to the Lien of this Deed of Trust, but shall also contain a provision, satisfactory to Beneficiary, that in the event of the exercise of the power of sale hereunder or a sale pursuant to a judgment of foreclosure, such Lease, at the sole and exclusive option of the purchaser at such sale, shall not be terminated and the tenant thereunder shall attorn to such purchaser and, if requested to do so, shall enter into a new lease for the balance of the term of such lease then remaining, upon the same terms and conditions.  If Beneficiary so requests, Trustor shall cause the tenant under each or any of such Leases to enter into subordination and attornment agreements with Beneficiary which are satisfactory in form, scope and substance to Beneficiary.  No warehouse agreements with respect to any portion of the Property shall create an interest in the Real Property.

2.09LEASING COMMISSIONS.  Trustor covenants and agrees that all contracts and agreements between Trustor or Trustor and a third party relating to the Property to pay leasing commissions, management fees or other compensation shall (a) provide that the obligation to pay such commissions, fees and other compensation shall not be enforceable against any party other than the party who entered into such agreement; (b) be subordinate and inferior to the Lien of this Deed of Trust; and (c) not be enforceable against Beneficiary.  Trustor shall promptly furnish Beneficiary with evidence of Trustor’s compliance with this Section 2.09 upon the execution of each such contract or agreement.

ARTICLE III
SECURITY AGREEMENT

3.01SECURITY AGREEMENT.

(a)THIS DEED OF TRUST CREATES A LIEN ON THE PROPERTY, AND TO THE EXTENT THE PROPERTY IS PERSONAL PROPERTY UNDER APPLICABLE LAW, THIS DEED OF TRUST CONSTITUTES A SECURITY AGREEMENT UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE WHERE THE PERSONAL PROPERTY IS SITUATED (THE “UCC”) AND ANY OTHER APPLICABLE LAW AND IS FILED AS A FIXTURE FILING.  UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, BENEFICIARY MAY, AT ITS OPTION, PURSUE ANY AND ALL RIGHTS AND REMEDIES AVAILABLE TO A SECURED PARTY WITH RESPECT TO ANY PORTION OF THE PROPERTY, AND/OR BENEFICIARY MAY, AT ITS OPTION, PROCEED AS TO ALL OR ANY PART OF THE PROPERTY IN ACCORDANCE WITH BENEFICIARY’ S RIGHTS AND REMEDIES WITH RESPECT TO THE LIEN CREATED BY THIS DEED OF TRUST.

(b)The grant of any security interest to Beneficiary under this Deed of Trust shall not be construed to derogate from or impair the lien or provisions of or the rights of Beneficiary under this Deed of Trust with respect to any property described therein which is real property or which the parties have agreed to treat as real property.

(c)If required by Beneficiary, at any time during the term of this Deed of Trust,  Trustor shall execute and deliver to Beneficiary, in form satisfactory to Beneficiary, additional security agreements, financing statements and/or other instruments covering all Personal Property as defined above or fixtures of Trustor which may at any time be furnished, placed on, or annexed or made appurtenant to any of the Real Property or used, useful or held for use, in the operation of any Improvements.

(d)Trustor hereby authorizes Beneficiary to file with the appropriate filing officer or office such financing statements and/or other instruments as Beneficiary may deem appropriate in order to impose and perfect the lien and security interest created hereby more specifically on the Personal Property or any fixtures.  Trustor authorizes Beneficiary to file such financing statements and amendments, assignments and continuations thereto, as Beneficiary deems necessary to perfect Beneficiary’s security interest in the Personal Property and to prevent its security interest from becoming unperfected.

(e)It is understood and agreed that, in order to protect Beneficiary from the effect of Tennessee Code Annotated Section 47-9-334, as amended from time to time, in the event that Trustor intends to purchase any goods which may become fixtures attached to the

Property, or any part thereof, and such goods shall be subject to a purchase money security interest held by a seller or any other party:

(1)Trustor shall, before executing any security agreement or other document evidencing or perfecting such security interest, obtain the prior written approval of Beneficiary, and all requests for such written approval shall be in writing and contain the following information:

(i)a description of the fixtures to be replaced, added to, installed or substituted;

(ii)the address at which the fixtures will be replaced, added to, installed or substituted; and

(iii)the name and address of the proposed holder and proposed amount of the security interest.

Trustor’s execution of any such security agreement or other document evidencing or perfecting such security interest without Beneficiary’s prior written approval shall constitute an Event of Default.  No consent by Beneficiary pursuant to this clause (e) shall be deemed to constitute an agreement to subordinate any right of Beneficiary in fixtures or other property covered by this Deed of Trust.

(2)If at any time Trustor fails to make any payment on an obligation secured by a purchase money security interest in the Personal Property or any fixtures, Beneficiary, at its option, may at any time pay the amount secured by such security interest.  Any costs and expenses incurred by Beneficiary under this clause (2), including any expenses, costs, charges and attorney’s fees incurred by Beneficiary, shall be reimbursed to Beneficiary in accordance with Section 5.04.  Beneficiary shall be subrogated to the rights of the holder of any such purchase money security interest in the Personal Property.

(3)Beneficiary shall have the right to acquire by assignment from the holder of such security interest any and all contract rights, accounts receivable, negotiable or non-negotiable instruments, or other evidence of Trustor’s indebtedness for such Personal Property or fixtures, and, upon acquiring such interest by assignment, shall have the right to enforce the security interest as assignee thereof, in accordance with the terms and provisions of the UCC and in accordance with any other provisions of Applicable Law.

(4)Whether or not Beneficiary has paid the indebtedness secured by, or taken an assignment of, such security interest, Trustor shall pay all sums and perform all obligations secured thereby, and if Trustor at any time shall be in default under such security agreement, it shall constitute an Event of Default.

(5)The provisions of the foregoing clauses (2) and (3) shall not apply if the goods which may become fixtures are of at least equivalent value and quality as any property being replaced and if the rights of the party holding such security interest have been expressly subordinated, at no cost to Beneficiary, to the Lien and security interest of this Deed of Trust in a manner satisfactory to Beneficiary, including without limitation, at the option of Beneficiary, providing to Beneficiary a satisfactory opinion of counsel to the effect that this Deed of Trust constitutes a valid and subsisting first Lien on such fixtures which is not subordinate to the lien of such security interest under any Applicable Law, including without limitation, the provisions of Tennessee Code Annotated Section 47-9-334.

(f)Trustor hereby warrants, represents and covenants with, to and for the benefit of Beneficiary as follows:

(1)Trustor is the sole owner of the Personal Property, free from any Lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever other than the lien of this Deed of Trust and the Permitted Exceptions.  Trustor shall notify Beneficiary of, shall protect, defend and indemnify Beneficiary against, all claims and demands of all persons at any time claiming any rights or interest therein.

(2)The Personal Property is not used or bought and shall not be used or bought for personal, family, or household purposes, but shall be bought and used solely for the purpose of carrying on Trustor’s business.

(3)The Personal Property has been located on the Land and/or Improvements for at least fifteen (15) days and shall be kept on or at the Land or the Improvements and Trustor will not remove the Personal Property therefrom without the prior written consent of Beneficiary, except as may be removed in accordance with the Indenture, and except such portions or items of Personal Property temporarily stored elsewhere to facilitate refurbishing or repair thereof or of the Improvements.

Trustor’s name as shown in its organizational documents and jurisdiction of organization are as set forth in the beginning of this Deed of Trust.  Trustor shall not change its name or state of organization without the prior written consent of Beneficiary.  Trustor is a limited liability company organized under the laws of the State of Tennessee, and its state organization or control number is 480273.

This instrument constitutes a financing statement filed as a fixture filing in the Official Records of the County Recorder of the counties in which the Property is located with respect to any and all fixtures included within the term “Property” as used herein and with respect to any goods or other personal property that may now be or hereafter become such fixtures.  The Trustor is the record owner of the Property.  Trustor shall be deemed the “Debtor” with the address set forth for Trustor in the introductory paragraph hereof.  Beneficiary shall be deemed to be the

“Secured Party” with the address set forth for Beneficiary in the introductory paragraph hereof and shall have all of the rights of a secured party under the Uniform Commercial Code.  This Deed of Trust covers goods which are or are to become fixtures.

ARTICLE IV
DEFAULTS AND REMEDIES

4.01INTENTIONALLY OMITTED.

4.02REMEDIES UPON DEFAULT.  Upon the happening of any Event of Default, the Obligations shall, at the option of Beneficiary, become immediately due and payable in accordance with the applicable provisions of the Indenture, without further notice or demand, and Beneficiary may forthwith exercise and/or enforce any one (1) or more of the following rights and remedies:

(a)Foreclosure.  Institute an action of foreclosure in accordance with the law of the State of Tennessee, or take such other action as the law may allow, at law or in equity, for the enforcement of the Note Documents and realization on the Property or any other security afforded by the Note Documents and, in the case of a judicial proceeding, proceed to final judgment and execution thereon for the amount of the Obligations (as of the date of such judgment) together with all costs of suit, attorneys’ fees and interest on such judgment at the maximum rate permitted by law from and after the date of such judgment until actual payment is made to Beneficiary in the full amount due to Beneficiary;  provided,  however, that if Beneficiary is the purchaser at any foreclosure sale of the Property, the foreclosure sale price (Beneficiary’s final bid) shall be applied against the total amount due to Beneficiary; and/or

(b)Possession.  Trustee or Beneficiary personally, or by its agents, attorneys or any receiver appointed by the court, may enter upon, take possession of, manage and operate all or any part of the Property, and in its own name or in the name of Trustor sue for or otherwise collect any and all Rents or other proceeds of the Property and may also do any and all other things in connection with those actions that Beneficiary may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust.  Such other things may include (i) insuring or keeping the Property insured; (ii) entering into, enforcing, modifying or canceling Leases on such terms and conditions as Beneficiary may consider proper; (iii) obtaining and evicting tenants; (iv) fixing or modifying Rents; (v) completing any unfinished construction; (vi) contracting for and making repairs and Alterations; and (vii) performing such acts of cultivation or irrigation as necessary to conserve the value of the Property.  Trustor hereby irrevocably constitutes and appoints Beneficiary as its attorney-in-fact to perform such acts and execute such documents as Beneficiary in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Trustor’s name on any instruments.  Trustor agrees to deliver to Beneficiary all books and records pertaining to the Property, including computer-readable memory and any computer hardware or software necessary to access or process such memory, as may reasonably be requested by Beneficiary in order to enable Beneficiary to exercise its rights under this Section.  All costs expenses, including receiver’s fees and attorneys’ fees, costs and agent’s compensation incurred pursuant to this Section 4.02 shall be payable by Trustor to Beneficiary upon demand and shall be secured by this Deed of Trust.  Anything in this Section 4.02 to the contrary notwithstanding, Beneficiary shall not be obligated to discharge or perform the duties of a landlord to any tenant or incur any liability as the result of any exercise by Beneficiary of its rights under this Deed of Trust, and Beneficiary shall be liable to account only for the Rents, incomes, issues, profits, and revenues actually received by Beneficiary.

(c)UCC Remedies.  Beneficiary shall have all of the rights and remedies of a secured party under the UCC, and any other Applicable Laws, including without limitation the right and power to sell, or otherwise dispose of, the Personal Property, or any part thereof.  For that purpose Beneficiary may take immediate and exclusive possession of the Personal Property, or any part thereof, and with or without judicial process, enter upon any Land on which the Personal Property, or any part thereof, may be situated and remove the same therefrom without being deemed guilty of trespass and without liability for damages thereby occasioned or, at Beneficiary’s option, Trustor shall assemble the Personal Property and make it available to Beneficiary at the place and at the time designated in the demand.  Beneficiary shall be entitled to hold, maintain, preserve and prepare the Personal Property for sale.  Beneficiary without removal may render the Personal Property unusable and dispose of the Personal Property on the Land.  To the extent permitted by law, Trustor expressly waives any notice of sale or other disposition of the Personal Property and any other right or remedy of Beneficiary existing after default hereunder, and to the extent that any such notice is required and cannot be waived, Trustor agrees that as it relates to this Section 4.02 (c) only, if such notice is mailed, postage prepaid, to Trustor at the above address at least ten (10) days prior to the time of the sale or disposition, such notice shall be deemed commercially reasonable and shall fully satisfy any requirement for giving of said notice.

(d)Mixed Collateral. Notwithstanding anything in Section 4.02(c) above which might otherwise be construed to the contrary, Beneficiary shall have the option of proceeding as to the Real Property and all or some of the Personal Property in accordance with its rights and remedies with respect to the Real Property in accordance with the unified sale procedures set forth in the UCC.

(e)Receiver.  Beneficiary may apply to any court of competent jurisdiction for the appointment of a receiver or receivers for the Property and of all the earnings, revenues, rents, issues, profits and income therefrom, ex parte, without notice, and without regard to the sufficiency or value of any security for the Secured Obligations or the solvency of any party bound for its payment, the expenses of which shall be secured by this Deed of Trust.

(f)Other Remedies.  Beneficiary may take such steps to (i) protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Notes, or in this Deed of Trust, or (ii) aid in the execution of any power herein granted, (iii) accomplish any foreclosure hereunder, or (iv) enforce any other appropriate legal or equitable remedy or otherwise as Beneficiary shall elect.

4.03APPLICATION OF PROCEEDS OF SALE.  In the event of any sale of the Property pursuant to Section 4.02(a) or Section 4.02(c) hereof, the proceeds of such sale, to the extent permitted by Applicable Law, shall be applied to the following, in such order as Beneficiary shall, in its sole discretion, determine: the expenses of such sale and of all proceedings in connection therewith, including attorneys’ fees and expenses; Taxes, Other Charges, premia on the Policies, Liens, and other costs and expenses; the Aggregate Outstanding Principal Amount; all accrued and unpaid interest on the Notes; and any other unpaid portion of the Obligations; and the remainder shall be paid to Trustor.

4.04REMEDIES CUMULATIVE.  All rights and remedies herein expressly provided for are cumulative of any and all other rights and remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other Note Document, and the Trustee and Beneficiary shall, in addition to the rights and remedies herein provided, be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Obligations, the enforcement of the covenants herein and the foreclosure of the Liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any such other Note Document provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies.

4.05RESORT TO SECURITY.  Beneficiary may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Obligations, in whole or in part, and in such portions and in such order as may seem best to Beneficiary in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust.

4.06TRUSTOR’S WAIVER.  To the fullest extent that Trustor may do so, Trustor agrees that Trustor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Trustor, for Trustor and Trustor’s representatives, Affiliates, successors and assigns, and for any and all Persons ever claiming any interest in the Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Obligations, notice of election to mature or declare due the Obligations and all rights to a marshalling of the assets of Trustor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created.  Trustor shall not have or assert any right under any statute or rule of law pertaining to the marshalling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to a sale of the Property for the collection of the Obligations without any prior or different resort for collection, or the right of Beneficiary under the terms of this Deed of Trust to the payment of the Obligations out of the proceeds of sale of the Property in preference to every other claimant whatever.  If any law referred to in this paragraph and now in force, of which Trustor or Trustor’s representatives, successors and assigns and such other Persons claiming any interest in the Property might take advantage despite this Section 4.06, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section 4.06.

4.07TENANCY.  In the event that there is a foreclosure sale hereunder and at the time of such sale Trustor or Trustor’s representatives, successors or assigns or any other persons claiming any interest in the Property by, through or under Trustor are occupying or using the Property, or any part thereof, each and all shall, at the option of Beneficiary or any purchaser at such sale, as the case may be, immediately become the tenant of such purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either the landlord or the tenant under such tenancy, at a reasonable rental per day based upon the value of the Property occupied.

ARTICLE V
GENERAL COVENANTS

5.01NO WAIVER.  No single or partial exercise by Beneficiary and/or Trustee, or delay or omission in the exercise and/or enforcement by Beneficiary and/or Trustee, of any right or remedy under the Note Documents shall preclude, waive or limit any other or further exercise and/or enforcement thereof or the exercise of any other right or remedy.  Beneficiary shall at all times have the right to proceed against any portion of, or interest in, the Property in such a manner as Beneficiary may deem fit, without waiving any rights or remedies with respect to any other portion of the Property.

5.02FEES AND EXPENSES.  If Beneficiary becomes a party (by intervention or otherwise) to any action or proceeding affecting, directly or indirectly, Trustor, the Property or the title thereto or Beneficiary’s interest under this Deed of Trust, or employs or engages an attorney to collect any of the Obligations or to exercise and/or enforce performance of the obligations, covenants and agreements of the Note Documents, Trustor shall reimburse Beneficiary for all expenses, costs, charges and legal fees incurred by Beneficiary (including, without limitation, the fees and expenses of experts and consultants), whether or not any such suit shall be commenced, and the same shall be reimbursed to Beneficiary in accordance with Section 5.04 hereof.

5.03WAIVER OF CONSEQUENTIAL DAMAGES.  Trustor covenants and agrees that (except to the extent that Beneficiary actually incurs such damages in connection with third party claims) in no event shall Beneficiary be liable for consequential damages, whatever the nature of a failure by Beneficiary to perform its obligation(s), if any, under the Note Documents, and Trustor hereby expressly waives all claims that it now or may hereafter have against Beneficiary for such consequential damages.

5.04BENEFICIARY REIMBURSEMENT.  Any payments made, or funds expended or advanced by Beneficiary pursuant to the provisions of any Note Document, shall (a) become a part of the Obligations, (b) bear interest at the applicable interest rate under the Notes (including, to the extent applicable, the Default Rate) from the date such payments are made or such funds are expended or advanced and (c) become due and payable by Trustor upon demand therefor by Beneficiary.  Failure to reimburse Beneficiary upon such demand shall constitute an Event of Default under Section 4.01(a) hereof.

5.05INDEMNIFICATION OF TRUSTEE. Except to the extent that the same constitutes gross negligence or wilful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by it in good faith to be genuine. All amounts received by Trustee shall, until used or applied as herein provided, be held in trust for Beneficiary, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon. Trustor shall protect, indemnify and hold harmless Trustee against all liability and expenses which Trustee may incur in the performance of its duties hereunder.

5.06ACTIONS BY TRUSTEE. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Note Documents for endorsement, and without affecting the personal liability of any Person for the satisfaction of the Obligations or the effect or validity of this Deed of Trust, Trustee may take such actions as Beneficiary may request and which are permitted by this Deed of Trust or by Applicable Laws.

ARTICLE VI
MISCELLANEOUS COVENANTS

6.01REMEDIES CUMULATIVE.  No right, power or remedy conferred upon or reserved to Beneficiary and/or Trustee by any of the Note Documents is intended to be exclusive of any other right, power or remedy, but shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or under any of the other Note Documents or now or hereafter existing under Applicable Law.

6.02NOTICES.  The provisions of Section 12.1 of the Indenture are hereby incorporated by reference into this Agreement to the same extent and with the same force as if fully set forth herein.

6.03SUCCESSORS AND ASSIGNS; TERMINOLOGY.

(a)This Deed of Trust applies to, inures to the benefit of, and binds Trustor,  Beneficiary,  and Trustee, and their respective heirs, legatees, devisees, administrators, executors, successors and assigns.  The term “Trustor” shall include both the original Trustor and any subsequent owner or owners of any of the Property.  The term “Beneficiary” shall include the owner and holder of the Notes, whether or not named as Beneficiary herein. The term “Trustee” shall include both the original Trustee and any subsequent successor or additional trustee(s) acting hereunder.

(b)In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

6.04SEVERABILITY; MULTIPLE GUARANTORS.  If any provision hereof should be held unenforceable or void, then such provision shall be deemed to be separable from the remaining provisions and shall in no way affect the validity of this Deed of Trust except that if such provision relates to the payment of any monetary sum, then, Beneficiary may, at its option declare the Obligations immediately due and payable.  If this Deed of Trust is held to be unenforceable or void for any reason as to any portion of the Property granted by one or more of the Persons comprising Trustor, then such portion of the Property shall be deemed separate from the Lien of this Deed of Trust and such holding shall not affect the validity of this Deed of Trust with respect to any other portion of the Property.  All Persons executing this Deed of Trust acknowledge that they intend to induce Beneficiary to enter into the Transaction and that Beneficiary shall rely upon this Deed of Trust as a material element in so doing, that they expect to be benefited by such loan, and that this Deed of Trust is given for valuable consideration.  This Deed of Trust shall not be affected or impaired by any default of any Person executing any Notes, including any misuse of any Note Proceeds, any breach of any agreement among the parties comprising Trustor, or by any change in the legal relationships among any such Persons.

6.05GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.  The provisions of Section 12.6 and Section 12.7 of the Indenture are hereby incorporated by reference into this Agreement to the same extent and with the same force as if fully set forth herein.

6.06CAPTIONS.  The captions are inserted only as a matter of convenience and for reference, and in no way define, limit, or describe the scope or intent of this Deed of Trust, nor in any way affect this Deed of Trust.

6.07TIME OF THE ESSENCE.  Time shall be of the essence with respect to all of Trustor’s obligations under this Deed of Trust and the other Note Documents.

6.08NO MERGER.  In the event that Beneficiary should become owner of the Property, there shall be no merger of the estate created by this Deed of Trust with the fee estate in the Property.

6.09NO MODIFICATIONS.  This Deed of Trust shall not be changed, amended or modified, except in a writing expressly intended for such purpose and executed by Trustor and Beneficiary.

ARTICLE VII
NON-UNIFORM COVENANTS

7.01RESIGNATION AND APPOINTMENT OF TRUSTEE.  Trustee may resign by any instrument in writing addressed to the Beneficiary, and Trustee may be removed at any time with or without cause by Beneficiary. In case of the death, resignation, removal or disqualification of Trustee or if for any reason the Beneficiary shall deem it desirable to appoint a substitute or successor trustee to replace the then current Trustee hereunder, then Beneficiary shall have the right and is hereby authorized and empowered to appoint such a  substitute or successor trustee (as applicable) without the requirement for any formality other than that such appointment and designation be in a  writing executed by Beneficiary and recorded in the Official Records of the County Recorder of the county in which the Land is located, and the right authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Obligations have been satisfied in full. Any such appointment and designation by Beneficiary shall be sufficient evidence of its right and authority to make such appointment and designation and to effect such replacement of the then current Trustee.  An Officer’s Certificate duly executed by a Responsible Party of Beneficiary shall be conclusive evidence of the validity and sufficiency of any such action, without any requirement for any additional proof of any such authority or validity. Upon the making of any such appointment and designation, all of the estate and title of Trustee in and to the Property shall vest in the applicable successor or substitute trustee and such successor or substitute trustee (as applicable) shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; provided;  however, that, upon the written request of Beneficiary or of any such successor or substitute Trustee, the Trustee that is being replaced or is otherwise ceasing to act as the Trustee hereunder shall execute and deliver an instrument transferring to such successor or substitute Trustee all of its estate and title in and to the Property, together with all rights, powers, privileges, immunities and duties herein conferred upon such Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by such Trustee hereunder to such successor or substitute Trustee. All references herein to Trustee shall be deemed to refer to the Trustee (including, for the avoidance of doubt, any such successor or substitute trustee) from time to time acting hereunder. Trustor hereby ratifies and confirms any and all acts which the herein named Trustee or such Trustee’s successor or successors, substitute or  substitutes hereunder, shall do lawfully by virtue hereof.

ARTICLE VIII
STATE-SPECIFIC PROVISIONS

8.01PRINCIPLES OF CONSTRUCTION.  In the event of any inconsistencies between the terms and conditions of this Article VIII and the terms and conditions of the remainder this Deed of Trust, the terms and conditions of this Article VIII shall control and be binding.

8.02TENNESSEE.

(a)Waiver of Redemptive Rights.    Trustor hereby expressly waives the equity of redemption and the statutory right of redemption pursuant to Tennessee Code Annotated §  66-8-101.

(b)Power of Sale.   Upon the occurrence and during the continuance of any Event of Default and subject to the terms of the Indenture, this Deed of Trust and the other Note Documents, upon request of Beneficiary, Trustee, or the agent or successor of the Trustee, is hereby authorized and empowered, after first giving notice to Trustor and any co-debtor (if applicable) in accordance with Tennessee Code Annotated § 35-5-101 and advertising for twenty (20) days by three (3) weekly notices, giving notice of the time, place and terms of sale, in some newspaper of general circulation published in the County in which the Land is situated, to sell the Property or any portion thereof at one or more public sales before the door of the courthouse of the county in which the Property or any part of the Property is situated, between the hours of nine o’clock a.m. and seven o’clock p.m. (local time) on the date fixed for sale by public outcry to the highest bidder for cash, in bar of all statutory rights and equities of redemption, homestead, dower, elective share, and all other rights or exemptions of every kind, all of which are hereby expressly waived, for purposes of paying the monetary Obligations and all costs, fees and expenses of sale and of all proceedings in connection therewith and of the Beneficiary’s exercise of the power of sale or in foreclosing this Deed of Trust, including reasonable attorney’s fees.  Following any such public sale, the Trustee may execute and deliver to the purchaser a deed of conveyance of the Property or any part thereof.  In the event of any sale under this Deed of Trust by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Property may be sold in its entirety or in separate lots, parcels or items, and in such order or manner as Beneficiary, in its sole discretion (exercised at the direction of the Required Holders) may elect.  If Beneficiary so elects, the Trustee may sell any portion of the Property at one or more separate sales in any manner permitted by the Uniform Commercial Code and/or other applicable laws, and one or more exercises of the powers herein granted shall not extinguish or exhaust such powers, until the entire Property is sold or the monetary Obligations have been paid in full.  To the extent permitted by applicable law, any sale held under the provisions of this Deed of Trust may be postponed, continued or adjourned by the Trustee, or his agent or successors, and reset at a later date without additional publication, provided that an announcement to such effect is made at the scheduled place of sale at the time and on the date such sale is set either originally or by prior announcement of postponement, continuance or adjournment, and further provided that the rescheduled sale occurs within one (1) year of the originally scheduled sale and notice is given to the debtor and co-debtor as required by Tennessee Code Annotated §  35-5-101(f)(3).  Upon any foreclosure sale or sale of all or any portion of the Property under the power granted herein, Beneficiary may bid for and purchase the Property and shall be entitled to apply all or any part of the indebtedness secured by this Deed of Trust as a credit to the purchase price.

(c)Maturity Date.    The Notes, which are secured by this Deed of Trust,  have a maturity date of February 9, 2026.

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IN WITNESS WHEREOF, Trustor has executed this Deed of Trust, or has caused this Deed of Trust to be executed by its duly authorized representative(s) as of the day and year first written above.

GREEN PLAINS OBION LLC, a Delware limited liability company

By:	GREEN PLAINS, INC., an Iowa corporation, Sole Member

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	President & Chief Executive Officer

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STATE OF ___________

COUNTY OF __________

Before me, _________________________ of the state and county aforesaid, personally appeared _______________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged ____self to be ____________________ of Green Plains, Inc., an Iowa corporation, which corporation is the manager of Green Plains Obion LLC, a Tennessee limited liability company, the within named bargainor, and that __he as such officer, executed the foregoing instrument for the purpose therein contained by signing the name of said corporation in its capacity as manager.

WITNESS my hand and seal at office in ,  , this day of _____________, 2021.

Notary Public

My Commission Expires:

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